CenterPoint Energy

CREATING AN INTELL!GENT FUTURE, TODAY

The Benefits of a Balanced Electric & Natural Gas Portfolio NYSE: CNP www.CenterPointEnergy.com Full Year 2011 Earnings Supplemental Materials February 29, 2012 Exhibit 99.2

February 29, 2012

Full Year 2011 Earnings
Cautionary Statement Regarding
Forward-Looking Information
This presentation contains statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are not historical facts.  These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,”
“forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “will,” or other similar words.
We have based our forward-looking statements on our management's beliefs and assumptions based on information currently available to our management at the time the statements are made.  We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results.  Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements.
Some of the factors that could cause actual results to differ from those expressed or implied by our forward-
looking statements include the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, and other factors described in CenterPoint Energy, Inc.’s Form 10-K for the period ended December 31, 2011, under “Risk Factors” and “Management’s Discussion and Analysis of Financial
Condition and Results of Operations - Certain Factors Affecting Future Earnings”, and in other filings with the SEC by CenterPoint Energy.
You should not place undue reliance on forward-looking statements.  Each forward-looking statement speaks only as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-
looking statements except as required by law.

Full Year 2011 Operating Income Drivers
12 months ended December 31, 2011
Interstate
Pipelines
$(22)
Field Services
$38
Other
$(8)
Competitive
Natural Gas
Sales & Service
$(10)
+ Customer
growth
+ Lower bad
debt expense
+ Rate
increases
¯
Higher benefit
costs
¯
Lower
miscellaneous
revenues
¯
Other,
primarily
higher
expenses
+ New firm
transportation
contracts and
higher
ancillary
services
¯
Restructured
contracts with
natural gas
distribution
affiliates
¯
Lower off-
system
revenues due
to declining
basis
¯
Expiring
Carthage to
Perryville
pipeline
backhaul
contract
Natural Gas
Distribution
$(5)
Electric TDU
$69
+ Higher
throughput in
Haynesville
and
Fayetteville
shales
¯
2010 gain on
sale of non-
strategic
assets
¯
Lower
commodity
prices
¯
Higher O&M,
depreciation,
and other
taxes due to
Magnolia and
Olympia
expansion
+ Increased
usage,
primarily
weather
+ Customer
growth
+ Lower D&A
+ Higher net
TCOS
¯
Rate case
impact
¯
Other,
primarily
higher O&M
+ Higher mark-to-
market in 2011
versus 2010
¯
Lower
optimization
opportunities
around  pipeline
and storage
assets
¯
Release of
transportation
capacity
¯
Higher
inventory write-
down in in 2011
versus 2010
$1,109
$1,171
(in millions)
2010 2011
Total Operating Income
$1,249
Total Operating Income
$1,298
Securitization
Bonds
$140
Securitization
Bonds
$127
February 29, 2012

Full Year 2011 Earnings

$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$427*
$51
$22
$16
$13
$(12)
$(21)
$496*

Electric Transmission & Distribution
2011 Operating Income Drivers
Increased
usage,
primarily
weather
Customer
growth
Other,
primarily
higher O&M
and lower
misc.
revenues
Lower
depreciation
expense
*  Excludes operating income from transition and system restoration bonds of $140 million and $127 million for 2010 and  2011, respectively
(in millions)
42%
Percentage of adjusted
operating income which
excludes $127 million of
securitization bonds
2010 2011
Higher net
TCOS
Rate case
impact
February 29, 2012

Full Year 2011 Earnings

In 2011, CenterPoint Energy Houston Electric (CEHE) had its strongest financial year, driven by record heat, increased energy use and customer growth of more than 45,000

- Each month from April through September was one of the ten warmest months on record, and the Houston economy grew faster than that of any other major city in North America in 2011, adding more than 80,000 jobs
- Has consistently earned authorized rate of return
- As a result of new rates implemented in September 2011, 2012 operating income will be reduced by ~$35 million compared to 2011 performance, including the effect of the change in depreciation rates

$383
$407
$414
$427
$496
2007
2008
2009
2010
2011

Electric Transmission & Distribution
Operating Income
Note:
Results exclude operating income from the Transition and System Restoration Bond Companies, the Competition Transition Charge and the Final Fuel Reconciliation (see reconciliation on page 28).
(in millions)
February 29, 2012

Full Year 2011 Earnings

$538
$575
$571
$557
$514
$440
Other
AMS
Secondary Control Center
Public Improvements
Interconnections
Maintenance
Load Growth
2011
2012
2013
2014
2015
2016

Electric Transmission & Distribution Capital Expenditures (in millions) February 29, 2012 6 Full Year 2011 Earnings

February 29, 2012

Full Year 2011 Earnings
Electric Transmission & Distribution
Innovative Rate Mechanisms
Recovery mechanisms reduce rate case frequency and allow more timely recovery of and on investments
Interim Transmission Cost of Service (TCOS) Adjustment
Transmission Cost Recovery Factor (TCRF)
Distribution Cost Recovery Factor (DCRF)
Other Mechanisms
– ERCOT transmission service providers (TSPs) charge distribution service providers (DSPs) the cost of transmission investment
– Allows CEHE to make a filing up to two times per year to update its TCOS to recover a return of and on transmission related plant investments
– CEHE is allowed to request rate increases twice a year to recover increased transmission costs from other TSPs
– Additionally, CEHE is allowed to defer, until its next TCRF update, any increase in expense from other TSPs
– In September 2011, the PUC approved a periodic rate adjustment mechanism that mitigates regulatory lag for distribution capital investment
– Allows CEHE to file to update its rates each year effective September 1 to recover a return of and on new distribution related plant investment
(net of changes in distribution related accumulated deferred federal income tax)
– No DCRF adjustment if the annual earnings monitoring report shows a utility is earning more than its authorized rate of return on a weather normalized basis
– Deferral of Pension Costs – allows a utility to defer the excess pension and other postemployment benefits costs over the amount that was approved in the utility’s last general rate proceeding
– Deferral of Bad Debt – authorizes utility to defer bad debts resulting from defaults by REPs for recovery in a future rate case
– Energy Efficiency Cost Recovery Factor (EECRF) – recovery of certain energy efficiency program costs
– Advanced Metering System (AMS) Surcharge – continues until December 2014 for residential customers and until April 2017 for commercial and industrial customers

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$231
$(8)
$(7)
$(13)
$8
$8
$7
$226

Natural Gas Distribution
2011 Operating Income Drivers
Higher
benefit
costs
(in millions)
19%
2010 2011
Lower
misc.
revenues
Other,
primarily
higher
expenses
Customer
growth
Lower bad
debt
expense
Rate
increases
Percentage of adjusted
operating income which
excludes $127 million of
securitization bonds
February 29, 2012

Full Year 2011 Earnings

Earned at or near authorized return on equity over last two years Natural Gas Distribution Operating Income (in millions) February 29, 2012 9 Full Year 2011 Earnings

$295
$354
$365
$361
$363
$349
2011
2012
2013
2014
2015
2016
Other
Meters and Regulators
System Maintenance/Improvements
Growth/Customer Additions

Natural Gas Distribution
Capital Expenditures
Increased capital investments primarily for infrastructure, safety and technology will drive 6 percent growth in rate base
(in millions)
February 29, 2012

Full Year 2011 Earnings

Mechanisms	2011 Customers	Arkansas (including Texarkana)	Oklahoma	Louisiana	Mississippi	Minnesota	Houston	Beaumont/ East Texas	Texas Coast	South Texas
		435,838	*103,363*	*249,423*	*122,595*	*809,443*	*967,295*	*195,454*	*260,299*	*138,777*
Margin Stabilization	**Billing Determinant Adjustment (BDA)**	√								
	Decoupling					√				
	Weather Normalization Adjustment (WNA)	√	√	√						
Cost of Service Adjustments	**Various mechanisms** *Covering rate base, revenue and all expenses (1) (2)*		√	√	√			√		
Infrastructure Capital Cost Recovery	**Gas Reliability Infrastructure Program (GRIP)** *Recovers costs related to increase in plant investment (3)*						√	√	√	√
	Main Replacement Program (MRP) *Recovers depreciation and return on cast iron and bare steel main replacements*	√								
	ACT 310 *Recovers capital and O&M expenditures as a result of legislative or regulatory requirements to protect public health, safety or the environment*	√								
Other	**Pension Expense Deferral**						√	√	√	√
	Asset Management Agreements (AMA)	√	√	√	√					

(1) Mississippi suspended cost of service adjustment (COSA) in 2009 and 2010. A 2011 COSA is under discussion.
(2) Beaumont/East Texas COSA only applies to the cities of Beaumont and Huntsville.
(3) Available in all Texas jurisdictions after rate case.

Natural Gas Distribution Innovative Rate Mechanisms Rate mechanisms reduce rate case frequency and decouple revenues from consumption February 29, 2012 11 Full Year 2011 Earnings

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$270
$(11)
$(11)
$(22)
$22
$248

Interstate Pipelines
2011 Operating Income Drivers
Restructured
contracts with
natural gas
distribution
affiliates
(in millions)
21%
2010 2011
Lower off-
system
revenues due
to declining
basis
Expiring
Carthage to
Perryville
pipeline
backhaul
contract
New firm
transportation
contracts and
higher
ancillary
revenues
Percentage of adjusted
operating income which
excludes $127 million of
securitization bonds
February 29, 2012

Full Year 2011 Earnings

Interstate Pipelines
Operating Income
Operating income has benefited from core transportation contracts
Ancillary services are variable based on market conditions
More competition for new and existing customers expected in the future
(in millions)
Note: Interstate Pipelines also earned $6 million, $36 million, $7 million, $19 million and $21 million of equity income from its 50% interest in Southeast Supply Header, LLC for 2007, 2008, 2009, 2010 and
2011, respectively.
February 29, 2012

Full Year 2011 Earnings

Interstate Pipelines
4-Year Margin[1] Contribution

(in millions)
$495
$85
$410
$501
$53
$448
$508
$40
$468
$486
$53
$433
2008
2009
2010
2011
Core Transportation Margins
Other Margins2

(1) Margin equals revenues minus natural gas expense (2) Natural gas and ancillary services (balancing, system management, liquids) 2 February 29, 2012 14 Full Year 2011 Earnings

Interstate Pipelines
5-Year Margin[1] per Mcf

1,800
1,500
1,200
900
600
300
0
Throughput (Bcf)
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Margin per Mcf
1,216
1,538
1,592
1,693
1,579
$0.34
$0.32
$0.31
$0.30
$0.31
2007
2008
2009
2010
2011
Throughput (Bcf)
Margin per Mcf

(1) Margin equals revenues minus natural gas expense February 29, 2012 15 Full Year 2011 Earnings

$181
$125
$121
$98
$96
$91
2011
2012
2013
2014
2015
2016
Environmental/Regulatory
Greenfield Growth
Maintenance and Other

Interstate Pipelines
Capital Expenditures
Planned capital expenditures support maintenance, pipeline upgrades, and pipeline safety and environmental compliance
(in millions)
February 29, 2012

Full Year 2011 Earnings

CenterPoint Energy

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$151
$88
$(21)
$(10)
$(19)
$189

Field Services
2011 Operating Income Drivers
Higher
throughput in
Haynesville and
Fayetteville
shales
(in millions)
16%
2010 2011
2010 gain on
sale of non-
strategic
assets
Lower
commodity
prices
Higher O&M,
depreciation,
and other
taxes due to
Magnolia and
Olympia
expansion
Percentage of adjusted
operating income which
excludes $127 million of
securitization bonds
February 29, 2012

Full Year 2011 Earnings

Field Services
Operating Income
Operating income has benefited from significant new investments in mid-continent shale plays
– Contracted growth supported by fee-based contracts with volume commitments and/or guaranteed returns on capital deployed
(in millions)
Note: Field Services also earned $10 million, $15 million, $8 million, $10 million and $9 million of equity earnings from its 50% interest in Waskom, a joint processing plant, for 2007, 2008, 2009, 2010 and
2011, respectively.
February 29, 2012

Full Year 2011 Earnings

Field Services
4-Year Margin[1] Contribution

$225
$115
$110
2008
$187
$52
$135
2009
$266
$52
$214
2010
$344
$69
$275
2011
Fee-based Gathering
Other Margins

(1) Margin equals revenues minus natural gas expense (2) Natural gas and liquids 2 (in millions) February 29, 2012 19 Full Year 2011 Earnings

Field Services
4-Year Margin[1] per Mcf

Throughput (Bcf)
Fee-based Margin per Mcf
900
800
700
600
500
400
300
200
100
0
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
421
426
650
823
$0.26
$0.32
$0.33
$0.33
2008
2009
2010
2011
Throughput (Bcf)
Fee-based Margin per Mcf

(1) Margin equals revenues minus natural gas expense February 29, 2012 20 Full Year 2011 Earnings

$201
$139
$59
$73
$104
$74
2011
2012
2013
2014
2015
2016
Well Connects and Other
Maintenance
Contracted Growth
Greenfield Growth

Field Services
Capital Expenditures
Developing shale plays drove significant capital prior to 2012
Beyond 2012, expect to deploy moderate level of capital under existing contractual arrangements with customers
Capital for significant new opportunities not included
(in millions)
February 29, 2012

Full Year 2011 Earnings

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$16
$4
$(5)
$(5)
$(4)
$6

Competitive Natural Gas Sales & Services
2011 Operating Income Drivers
Lower optimization
opportunities
around  pipeline
and storage assets
(in millions)
1%
2010 2011
Mark-to-market:
2011: $8 gain
2010: $4 gain
Inventory write-
down:
2011: $11
2010: $6
Release of
transportation
capacity
Percentage of adjusted
operating income which
excludes $127 million of
securitization bonds
February 29, 2012

Full Year 2011 Earnings

Competitive Natural Gas Sales & Services
Operating Income
Operating income has been negatively impacted by the significant reductions in basis and seasonal spreads
Pipeline and storage capacity has been reduced to closely match customers requirements
(in millions)
February 29, 2012

Full Year 2011 Earnings

16000
14000
12000
10000
8000
6000
4000
2000
0
Customers
600
500
400
300
200
100
0
Sales Volumes (Bcf)
522
528
504
548
558
7,139
9,771
11,168
12,193
14,267
2007
2008
2009
2010
2011
Customers
Sales Volumes

Competitive Natural Gas Sales & Services Customers and Sales Volumes February 29, 2012 24 Full Year 2011 Earnings

CenterPoint Energy

(in millions)

	December 31, 2010	December 31, 2011
Short-term Debt:		
Short-term borrowings	53	62
Current portion of transition and system restoration bonds*	283	307
Current portion of indexed debt (ZENS)**	126	131
Current portion of other long-term debt	19	46
Long-term Debt:		
Transition and system restoration bonds*	2,522	2,215
Other	6,479	6,426
Total Debt	$ 9,482	$ 9,187
Less: Transition and system restoration bonds (including current portion)*	2,805	2,522
Total Debt, excluding transition and system restoration bonds	$ 6,677	$ 6,665
Total Shareholders' Equity	$ 3,198	$ 4,222
Total Capitalization, excluding transition and system restoration bonds	$ 9,875	$ 10,887
Total Debt/Total Capitalization, excluding transition and system restoration bonds	**67.6%**	**61.2%**

February 29, 2012

Full Year 2011 Earnings

Debt and Capitalization Ratio
Excluding transition and system restoration bonds
*  The transition and system restoration bonds are non-recourse to CenterPoint Energy and CenterPoint Energy Houston Electric and are
serviced through collections of separate charges which are held in trust.
** The debt component reflected on the financial statements was $131 as of December 31, 2011 and $126 million as of December 31, 2010.
The principal amount on which 2% interest is paid was $840 million as of December 31, 2011 and December 31, 2010.  The  contingent principal amount was $797 as of December 31, 2011 and $805 million as of December 31, 2010.

FFO/Total Debt*
11.2%
12.8%
15.9%
15.1%
17.8%
2007
2008
2009
2010
2011

FFO Interest Coverage*
2.7
3.3
3.1
3.1
3.7
2007
2008
2009
2010
2011

Credit Metrics and Ratings
*  Calculated per CNP’s interpretation of S&P methodology; actual calculations may include other adjustments not anticipated
Credit Ratings
Rating Outlook Rating Outlook Rating Outlook
CenterPoint Energy (Senior Unsecured) Baa3 Stable BBB Stable BBB- Positive
CEHE (Senior Secured)

(1)
A3 Stable A- Stable A- Positive
CERC (Senior Unsecured) Baa2 Stable BBB+ Stable BBB Stable
(1) General mortgage bonds and first mortgage bonds.
Moody’s Fitch S&P
February 29, 2012

Full Year 2011 Earnings

February 29, 2012

Full Year 2011 Earnings
Liquidity
Available Liquidity ($MM)
Amount Utilized Amount Unutilized
Bank Facilities Type of Facility Size of Facility at February 13, 2012 at February 13, 2012
CenterPoint Energy Revolver 1,200 $       13 $                   (1) 1,187 $
CEHE Revolver 300            4                       (1) 296
CERC Revolver 950            -                        950
Total Credit Facilities 2,450 $       17 $                  2,433 $
(1) Represents outstanding letters of credit.
Temporary Investments
Investments in Money Market Funds
   (as of February 13, 2012) 1,486
Available Liquidity 3,919 $

(in millions)

Electric Transmission & Distribution

	2007	2008	2009	2010	2011
Operating Income	$ 561	$ 545	$ 545	$ 567	$ 623
Transition and System Restoration Bond Companies	(119)	(133)	(131)	(140)	(127)
Competition Transition Charge	(42)	(5)	-	-	-
Final Fuel Reconciliation	(17)	-	-	-	-
Adjusted Operating Income	$ 383	$ 407	$ 414	$ 427	$ 496

Reconciliation of CEHE Operating Income to Adjusted Operating Income February 29, 2012 28 Full Year 2011 Earnings